UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):   February 8, 2005

TRANSPORT CORPORATION OF AMERICA, INC.

(Exact name of Registrant as specified in its charter)

Minnesota

(State or other jurisdiction of incorporation)

0-24908	41-1386925

(Commission	(I.R.S. Employer
File Number)	Identification No.)

1715 Yankee Doodle Road Eagan, Minnesota	55121

(Address of principal executive offices)	(Zip Code)

(651) 686-2500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition

On February 8, 2005, the registrant issued a Press Release regarding the registrant’s results of operations for the three and twelve months ended December 31, 2004. The full text of the Press Release is furnished as Exhibit 99.1 to this Form 8–K.

Item 9.01.   Financial Statements and Exhibits

(c)	Exhibits

Exhibit 99.1 – Press Release issued on February 8, 2005 regarding the registrant’s results of operations for the three and twelve months ended December 31, 2004 furnished pursuant to Item 2.02 of this Form 8-K.

SIGNATURES

                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRANSPORT CORPORATION OF AMERICA, INC.
By	/s/ Michael J. Paxton

Michael J. Paxton, President and Chief Executive Officer

Dated:   February 8, 2005

TRANSPORT CORPORATION OF AMERICA, INC.
FORM 8-K REPORT

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release issued on February 8, 2005 regarding the registrant’s results of operations for the three and twelve months ended December 31, 2004 furnished pursuant to Item 2.02 of this Form 8-K.